SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

             Date of Report - September 19, 2002

                     TOWER BANCORP, INC.
                     -------------------
     (Exact name of registrant as specified in its charter)

Pennsylvania                  2-89573	        25-1445946
---------------           ----------------    --------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania	  17225
----------------------------------------        ----------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                                N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)



                     Page 1 of 5 Numbered Pages
                 Index to Exhibits Found on Page 4

Item 1.	Changes in Control of Registrant.
        ---------------------------------
	Not Applicable.

Item 2.	Acquisition or Disposition of Assets.
        -------------------------------------
	Not Applicable.

Item 3.	Bankruptcy or Receivership.
        ---------------------------
	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.
        ----------------------------------------------
	Not Applicable.

Item 5.	Other Events.
        -------------
        On September 18, 2002, Tower Bancorp, Inc. issued a news release announcing a fourth quarter cash dividend of $.18 per share. This dividend will be paid October 21, 2002 to shareholders of record October 1, 2002. The news release is attached as
        Exhibit 99 to this report and is incorporated herein by reference.

Item 6.	Resignations of Registrant's Directors.
        ---------------------------------------
	Not Applicable.

Item 7.	Financial Statements and Exhibits.
        ----------------------------------
        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibit:

             99   News Release, dated September 18, 2002, of
                  Tower Bancorp, Inc.

Item 8.	Change in Fiscal Year.
        ----------------------
	Not Applicable.

Item 9.	Regulation FD Disclosure.
        -------------------------
	Not Applicable.


                 Page 2 of 5 Numbered Pages
              Index to Exhibits Found on Page 4

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  September 19, 2002      /s/ Franklin T. Klink, III
                                --------------------------
                                Franklin T. Klink, III
                                Chief Financial Officer



                  Page 3 of 5 Numbered Pages
              Index to Exhibits Found on Page 4

                        EXHIBIT INDEX

                                                   Page Number
                                                   In Manually
Exhibit                                           Signed Original

  99	   News Release, dated September 18, 2002,
           of Tower Bancorp, Inc.                        5


                 Page 4 of 5 Numbered Pages
              Index to Exhibits Found on Page 4


                          Exhibit 99

                                        FOR IMMEDIATE RELEASE
                                        FOR FURTHER INFORMATION:
                                        Franklin T. Klink, III
                                        Chief Financial Officer
                                        (717) 597-2137

     TOWER BANCORP, INC. DECLARES FOURTH QUARTER DIVIDEND

GREENCASTLE, PA September 18, 2002 - The Board of Directors of Tower Bancorp, Inc. declared a fourth quarter cash dividend of $.18 per share at their September 18, 2002 meeting, representing a 12.5% increase over the prior quarterly dividend. The dividend will be paid on October 21, 2002 to shareholders of record as of October 1, 2002.

Tower Bancorp, Inc.'s sole subsidiary, The First
National Bank of Greencastle, is the oldest, locally owned bank in Franklin County and operates seven office locations throughout Franklin County, PA. According to Jeff B. Shank, President and CEO, "For over 137 years, The First National Bank of Greencastle has been helping customers manage their finances more efficiently by providing innovative, flexible solutions to their banking needs. The Bank has established a reputation for building customer relationships that begin with a total commitment to personalized service.

We are pleased to announce that our new full service
Maugans Avenue Office in Hagerstown, MD will open this month.
We look forward to becoming a vital part of the Maugansville and Hagerstown communities."

Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg, Quincy, Shady Grove, and Waynesboro.
                            ###


                 Page 5 of 5 Numbered Pages
              Index to Exhibits Found on Page 4